Exhibit 4

                                                                         (Front)

Not Valid Unless Countersigned by Transfer Agent
Nevada
CUSIP # 45257X 10 2

Impact Explorations Inc.

Authorized Common Stock: 75,000,000
Par Value:  $.001

This Certifies that

Is The Record Holder Of

transferable on the books of the Corporation by the holders hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                            /s/ Jenny Brown
------------------------                    --------------------------
                                            President

                                            /s/ Jenny Brown
                                            --------------------------
                                            Secretary

                                    Corporate
                                      Seal

Not valid unless countersigned by Transfer Agent   Countersigned:

                                                  Holladay Stock Transfer, Inc.
                                                  2939 North 67th Place, Suite C
                                                  Scottsdale, Arizona 85251

                                                  By:
                                                     --------------------------
                                                     Authorized Signature

                                                                          (Back)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ___  Custodian ___
TEN ENT - as tenants by the entireties                       (cust)      (Minor)
JT TEN  - as joint tenants with right
          of  survivorship and not as                    under the Uniform Gifts
          tenants in common                              Minors Act  ___________
                                                                      (State)


Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


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Please insert Social Security or other
Identifying Number of Assignee

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(Please print or typewrite name and address, including zip code of assignee)

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_________________________________________________________________Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

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Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever

Notice Signature Guarantee:
Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The guaranteeing firm must be a member of the Medallion Guarantee Program.

Transfer fees will apply